Supplement dated June 29, 2023
to the
Statement of Additional Information (“SAI”) dated April 30, 2023
Cromwell CenterSquare Real Estate Fund
Cromwell Marketfield L/S Fund
(each a “Fund” and collectively, the “Funds”)
each a series of Total Fund Solution Trust (the “Trust”)

Effective June 29, 2023, the Board of Trustees of the Trust has appointed Sanjeev Handa as an Independent Trustee of the Trust. Effective simultaneously, Julie T. Thomas has resigned as an Independent Trustee of the Trust.

Effective July 1, 2023, Michael Ceccato resigned from his role as Vice President, Chief Compliance Officer & Anti-Money Laundering Officer of the Trust. All references in the SAI to Mr. Ceccato should be disregarded. At a meeting held on June 29, 2023, the Board of Trustees of the Trust elected Gazala Khan as the new Vice President, Chief Compliance Officer & Anti-Money Laundering Officer of the Trust, effective July 1, 2023.

Accordingly, the Independent Trustees table and the Interested Trustee and Officers table in the section entitled “Trustees and Officers” beginning on page 86 of the Funds’ SAI is hereby amended to include the information shown in the following pages.

Trustees and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
R. Alastair Short 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1953	Trustee and Lead Independent	Indefinite Term; Since September 2021	4	President, Apex Capital Corporation (personal investment vehicle).	Independent Director of Contingency Capital LLC (a multi-product asset manager that sponsors and manages litigation finance related investment funds) from 2021 to present; Trustee, VanEck Funds (mutual fund, 13 series) from 2004 to present; Trustee, VanEck Vectors ETF Trust (mutual fund, 98 series);; Trustee, VanEck VIP Trust (mutual fund, 7 series); Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas F. Mann 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1950	Trustee	Indefinite Term; Since September 2021	4	Private Investor (2012 to present).
Director, Virtus Global Multi‑Sector Income Fund from 2011 to 2016; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to 2016; Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds Trust (mutual fund) from 2002 to 2019; Hatteras Closed End Core Institutional Funds (2009-Present).

Sanjeev Handa 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since June 2023	4	Managing Member, Old Orchard Lane, LLC (2014-present); Adjunct Professor of Finance, Fairfield University (2020-present).	Independent Trustee, Vertical Capital Income Fund from 2023 to present; Independent Trustee, Alti Private Equity Access Fund from 2023 to 2023; Advisory Board Member, White Oak Partners from 2021 to present; Independent Director, OHA CLO Enhanced Equity II Genpar LLP from 2021 to present; Carlyle Tactical Private Credit Fund from 2017 to present.
Interested Trustee and Officers
Michael Weckwerth 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1973	Trustee. Chairman, and President	Indefinite Term; Since September 2021	4	Senior Vice President, U.S. Bank Global Fund Services (1996 - present).	Chairman and Interested Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds (mutual fund) from 2016 to 2018.
Elaine E. Richards 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1968	Secretary and Vice President	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bank Global Fund Services (2007 - present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Kyle L. Kroken 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1986	Treasurer and Vice President	Indefinite Term; Since November 2022	N/A	Vice President, U.S. Bank Global Fund Services (2009-present).	N/A
Gazala Khan 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	Indefinite Term; Since July 2023	N/A	Vice President and Compliance Officer, U.S. Bank Global Fund Services since July 2022; Chief Compliance Officer Matthews Asia Fund (May 2019-July 15, 2022); Chief Compliance Officer GS Trust/VIT (June 2009-May 2019); Vice President GSAM (May 2005-June 2009); Staff Accountant, SEC Office of Compliance Inspection and Examination (1999-2005)	N/A
In addition, effective immediately, the following information is added to the sub-section entitled “Trustee Qualifications” beginning on page 90 of the Funds’ SAI:

Trustee Qualifications
Sanjeev Handa. Mr. Handa’s Trustee Attributes includes over 30 years in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa is also a board member of Vertical Capital Income Fund (since 2023), an advisory board member of White Oak Partners (since 2021), an independent director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), an Investment Committee member of The Cooper Union for Advancement of Science and Art (since 2016), and a board member of Greenpath Financial Wellness/Homeownership Preservation Foundation (2011-2022). He also formerly served as an independent trustee of Alti Private Access Fund (2023), and an independent director of Fitch Ratings, Inc. and Fitch Ratings, Ltd. (2015-2020). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member. The Board believes Mr. Handa’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Please retain this supplement with your Statement of Additional Information
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